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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/30/2020

STEPAN COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-4462

Delaware	36-1823834
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093

(Address of principal executive offices, including zip code)

(847) 446-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each exchange on which registered
Common Stock, $1 par value	SCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stepan Company (“Stepan”) announced on November 30, 2020, that its Board of Directors has elected Scott R. Behrens to serve as Stepan’s President and Chief Operating Officer, effective on January 1, 2021. Also effective on January 1, 2021, F. Quinn Stepan, Jr., Stepan’s Chairman, President and Chief Executive Officer, will serve as Stepan’s Chairman and Chief Executive Officer. Mr. Behrens, age 51, has served as Stepan’s Vice President and General Manager – Surfactants since September 2014. During Mr. Behrens’ more than 25-year career with Stepan he has held a series of leadership positions across multiple parts of Stepan’s business.

As President and Chief Operating Officer, Mr. Behrens will receive an annual salary of $500,000. Mr. Behrens will be eligible to participate in Stepan’s short-term incentive compensation program, with a target annual incentive award of 100% of his base salary. Mr. Behrens will also be eligible to participate in Stepan’s long-term incentive compensation program; Mr. Behrens’ annual equity grant is expected to have a target total value of $1,000,000, subject to the approval of Stepan’s Board of Directors. The equity awards granted to Mr. Behrens under Stepan’s long-term incentive compensation program are expected to have the same performance and vesting conditions as those awarded to other participants in the program. Additionally, Mr. Behrens will be entitled to certain perquisites available to executive officers and will be eligible for certain employee benefits generally available to all employees.

Mr. Behrens does not have any family relationships and has no material interests in any related party transactions that would require disclosure under Items 401(d) or 404(a) of Regulation S-K.

A copy of the press release regarding Mr. Behrens’ appointment is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number: 99.1

Description: Press Release of Stepan Company dated November 30, 2020

Exhibit Number:  104

Description:  Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY
Date: November 30, 2020	By:	/s/ David G. Kabbes
David G. Kabbes
Vice President, General Counsel and Secretary